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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


               We consent to the incorporation by reference in this Registration Statement of Thoratec Corporation on Form S-8 of our report dated February 18, 2000 appearing in the Annual Report on Form 10-K of Thoratec Corporation for the year ended January 1, 2000.



/s/ Deloitte & Touche LLP


San Francisco, California

February 23, 2001